United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LE@P TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LE@P TECHNOLOGY, INC.
5601 NORTH DIXIE HIGHWAY, SUITE 411
FORT LAUDERDALE, FLORIDA 33334
(954) 771-1772

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Le@P Technology, Inc., a Delaware corporation (the “Company”), which will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, May 23, 2014, at 9:00 a.m., Eastern (Daylight Savings) Time.

At the Annual Meeting, you will be asked to consider and approve the following:

1.	The election of five members of the Board of Directors to serve until the 2015 Annual Meeting of Stockholders;
2.	The ratification of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014; and
3.	Action upon any such other matter(s) that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders of record at the close of business on April 8, 2014 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.  Attendance at the Annual Meeting is limited to stockholders of record of the Company as of April 8, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Proxy Statement and the Company’s Annual Report to Stockholders (on Form 10-K) regarding its fiscal year ended December 31, 2013 are also available at http://www.cfpproxy.com/4293 or by calling 1-800-951-2405 or emailing the Company at Mthomasleap@aol.com.

The enclosed proxy is solicited by the Board of Directors of the Company.  This Notice of the Annual Meeting and accompanying proxy statement contain important information concerning the business to be considered and conducted at the Annual Meeting.  Please give these materials your careful consideration.  Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card promptly (but in any event such that the Company receives your proxy card no later than the close of business on Thursday, May 22, 2014).  If you attend the Annual Meeting and prefer to vote in person, you may do so.  The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

By order of the Board of Directors,

/s/ Timothy C. Lincoln
Timothy C. Lincoln
Chairman

April 16, 2014
Fort Lauderdale, Florida

OTHER BUSINESS	17

OTHER MATTERS	17
- STOCKHOLDER PROPOSALS	17

OTHER INFORMATION	17

FORWARD-LOOKING STATEMENTS	18

LE@P TECHNOLOGY, INC.
5601 N. DIXIE HIGHWAY, SUITE 411
FORT LAUDERDALE, FLORIDA 33334
(954) 771-1772

PROXY STATEMENT
FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2014

INFORMATION ABOUT OUR ANNUAL MEETING

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of LE@P TECHNOLOGY, INC. ( the “Company”) will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, May 23, 2014, commencing at 9:00 a.m. Eastern (Daylight Savings) Time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 21, 2014 to all stockholders entitled to vote at the Annual Meeting.  Stockholders who owned shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), or shares of the Company’s Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), at the close of business on April 8, 2014, the record date for the Annual Meeting (the “Record Date”), are entitled to vote (as further described below) on all matters presented for a vote at the Annual Meeting.  On the Record Date, there were 65,195,909 shares of Class A Common Stock outstanding and entitled to vote and 25,000 shares of Class B Common Stock outstanding and entitled to vote.  The Company’s principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS,
THE ANNUAL MEETING AND VOTING

Why Is this Proxy Statement Being Sent to You?

This proxy statement and the enclosed proxy card are being sent to you because the Company’s Board of Directors (the “Board” or the “Board of Directors”) is soliciting proxies from holders of the Company’s Class A Common Stock and Class B Common Stock regarding certain matters to be put to a stockholder vote at the Annual Meeting.  The Company has two classes of Common Stock outstanding (Class A Common Stock and Class B Common Stock), and one series of Preferred Stock outstanding (denominated as the Series B Preferred Stock).  The holders of Class A Common Stock and Class B Common Stock are each entitled to vote at the Annual Meeting, as described further herein.  The holders of Series B Preferred Stock have no voting rights and are not entitled to vote at the Annual Meeting.  This proxy statement sets forth various information you need to know to participate and vote at the Annual Meeting.  However, you do not need to attend the Annual Meeting in person to vote your shares.  Instead, you may simply complete, sign, date and return the enclosed proxy card.

What Is Being Voted On at the Annual Meeting?

The following proposals are being submitted for approval by the Company’s stockholders (as described further below) at the Annual Meeting:

•	The election of five members of the Board of Directors (collectively, the “Directors”) to serve until the 2015 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

•	The ratification of Cherry Bekaert LLP as independent auditors for the Company for the fiscal year ending December 31, 2014; and

•	Action upon any other matter(s) that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The first and second proposals referenced above are described in detail under the headings “PROPOSAL NO. 1” and “PROPOSAL NO. 2”, respectively, below.

Who May Vote?

Stockholders who owned Class A Common Stock or Class B Common Stock as of the Record Date (i.e., at the close of business on April 8, 2014) are entitled to vote at the Annual Meeting.   A list of the Company’s stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

How Many Votes Do I Have?

Each share of Class A Common Stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting (as further described below).  Each share of Class B Common Stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting (as further described below).  Except in respect of the election of Directors, the shares of the Class A Common Stock and Class B Common Stock will vote together as a single class on all matters (see “PROPOSAL NO. 1” below).

How Many Shares Are Needed for a Quorum?

As of the Record Date, the following shares of capital stock of the Company entitled to vote at the Annual Meeting were outstanding:  (i) 65,195,909 shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock.  The Annual Meeting will be held, and a quorum will be properly constituted, if a majority of the outstanding shares of (a) Class A Common Stock entitled to vote and (b) Class B Common Stock entitled to vote, in each case, is represented, in person or by proxy, at the Annual Meeting.  Accordingly, a minimum of (i) 32,597,955 shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock, in each case, are required to be present, in person or by proxy, at the Annual Meeting for a quorum to be constituted for purposes of the Meeting.  If you have completed and returned the proxy card or if you attend the Annual Meeting in person, your shares of Class A Common Stock and Class B Common Stock (as applicable) will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters submitted for approval at the Meeting.  “Broker non-votes” also count for quorum purposes.  If you hold your Class A Common Stock or Class B Common Stock, as applicable, through a broker, bank, or other nominee, generally the nominee may only vote the shares of Class A Common Stock or Class B Common Stock which it holds for you in accordance with your instructions.

If a quorum is not present or represented at the Annual Meeting, the Annual Meeting may be adjourned until a quorum is present or represented.  At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

M. Lee Pearce, M.D. (referred to herein as the “Majority Stockholder” or “Dr. Pearce”), who beneficially and indirectly (as further described under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” below) owns or has the power to direct the vote of 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common Stock, has declared that he intends to complete, sign, date and return a proxy card with respect to all shares beneficially and indirectly owned by him or by entities he controls.  Assuming the foregoing, a quorum at the Annual Meeting is assured.

Is it Likely that Each of the Proposals Will Be Approved?

Yes.  As noted above, the Majority Stockholder beneficially and indirectly owns or has the power to direct the vote of 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common Stock.  The Majority Stockholder has declared that he intends to vote, or direct the vote of, as the case may be, all shares beneficially and indirectly owned by him or by entities he controls in favor of each of the proposals to be brought before the Annual Meeting.  Assuming the foregoing, approval of the following proposals is assured:

•	Election of the five nominated Directors to serve until the 2015 Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

•	Ratification of Cherry Bekaert LLP as independent auditors for the Company for the fiscal year ending December 31, 2014.

How Does a Stockholder Vote by Proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly (but in any event in time such that the Company receives your proxy card no later than the close of business on Thursday, May 22, 2014) in the envelope provided.  No postage is needed if the proxy card is mailed in the United States.  Returning the proxy card will not affect your right to attend and vote at the Annual Meeting in person.  If you properly complete and sign your proxy card and return it to the Company in time to vote (i.e., so that we receive your proxy card no later than the close of business on May 22, 2014), your “proxy” (i.e., one of the individuals identified as such on your proxy card) will vote your shares as you have directed.  If you sign, date, and return the proxy card but do not make specific choices or do not give specific instructions with respect to the matters being submitted for a vote at the Annual Meeting, your proxy will vote your shares as recommended by the Board of Directors and as follows:

•	“FOR” the election of the five nominated Directors to serve until the 2015 Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

•	“FOR” the ratification of Cherry Bekaert LLP as independent auditors for the Company for the fiscal year ending December 31, 2014.

If any other matter is presented for a vote at the Annual Meeting, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement was mailed, the Company knew of no matter which needed or was contemplated to be acted upon at the Annual Meeting other than those specifically discussed in this proxy statement.

May a Proxy Be Revoked?

Yes.  If you give a proxy (via return of a fully completed and signed proxy card), you may revoke it at any time before it is exercised.  You may revoke your proxy in one of three ways.  First, you may send in (prior to the commencement of the Annual Meeting) another proxy card with a later date.  Second, you may notify the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.  Third, you may vote in person at the Annual Meeting.  Note that later dated proxy cards and written revocation instructions must be received by the Company no later than the close of business on May 22, 2014.

How Does a Stockholder Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of April 8, 2014 (the Record Date).  You may obtain directions to the location of the Annual Meeting by emailing the Company’s Corporate Secretary at Mthomasleap@aol.com.
What Vote of Stockholders Is Required to Approve the Proposals?

Proposal No. 1: Election of Board Members	Under Article IV of the Company’s certificate of incorporation, (i) the holders of Class B Common Stock are entitled to elect a simple majority of the Board of Directors (e.g., three members of a five-person Board) (hereinafter, the “Class B Board Majority Election Right”), and (ii) the holders of the Class A Common Stock are entitled to elect the remaining members of the Board (e.g., two members of a five-person Board). However, for purposes of this Annual Meeting only, the holder of the Class B Common Stock waived its Class B Board Majority Election Right as described herein and consented to a composition of the Board of Directors consistent with and as described under Proposal No. 1 described below (see “PROPOSAL NO. 1” below). Accordingly, the holders of Class A Common Stock will be entitled to elect four directors (each designated a “Class A Director”) and the holders of Class B Common Stock will be entitled to elect one director (designated a “Class B Director”) at the Annual Meeting. However, as this is a limited waiver and consent by the holder of the Class B Common Stock with respect to its Class B Board Majority Election Right, the holders of the Class B Common Stock have retained their Class B Board Majority Election Right for all future elections and other purposes.

The persons nominated as the “Class A Directors” will be elected if they receive the affirmative vote of a plurality of the shares of Class A Common Stock outstanding as of the Record Date.  Similarly, the person nominated as the “Class B Director” will be elected if he receives the affirmative vote of a plurality of the shares of Class B Common Stock outstanding as of the Record Date.  “Plurality” means that individuals who receive the largest number of votes cast in their favor are elected as directors up to the maximum number of directors to be elected.  Cumulative voting is not permitted.  If you are present or represented at the Annual Meeting (whether in person or by proxy) but abstain from voting with respect to a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either “for” or “against” that particular nominee.  (However, if you sign, date, and return the proxy card but do not indicate specific choices or do not give specific instructions with respect to the matters being submitted for approval at the Annual Meeting, your proxy will vote your shares as recommended by the Board of Directors and as described under the heading “How Does a Stockholder Vote by Proxy?” above.)  A “broker non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect the Class A Directors and the Class B Director, respectively.

Proposal No. 2: Ratification of Appoint- ment of Auditors
The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.  Although a vote to “abstain” is counted as neither a vote for or against the proposal, if you abstain from voting, it has the same effect as if you voted “against” this proposal.  “Broker non-votes” will have no effect on the outcome.

As described above (see “Is it Likely that Each of the Proposals Will Be Approved?” above), approval of Proposal Nos. 1 and 2 at the Annual Meeting is assured, assuming that the Majority Stockholder votes, or directs the vote of, as the case may be, all of the shares beneficially and indirectly owned by him or by entities he controls in favor of each of the proposals to be brought before the Annual Meeting, as the Majority Stockholder has declared he intends to do.

Is Voting Confidential?

Proxy cards, ballots and voting tabulations that identify individual stockholders are confidential.  Only the inspector of election and certain representatives of the Company associated with processing proxy cards and counting the votes have access to your card or ballot.  Additionally, all comments directed to the Company’s management (whether written on the proxy card or elsewhere) remain confidential, unless you ask that your name be disclosed.

Who Pays the Cost of Soliciting the Proxies?

The Company will pay the cost of this proxy solicitation, which includes preparing, filing, printing, assembling and mailing the Notice of Annual Meeting, the proxy statement and the proxy card.  The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their clients and account holders and obtaining their proxies.

How Does a Stockholder Obtain a Copy of the Company’s Most Recent Annual Report?

The Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”), as well as this Proxy Statement, are available and can be accessed at http://www.cfpproxy.com/4293 or by calling 1-800-951-2405 or emailing the Company’s Corporate Secretary at Mthomasleap@aol.com.  In addition, the Securities and Exchange Commission (the “SEC”) also maintains a website at www.sec.gov that contains reports, proxy statements and other filed documents and information regarding public reporting companies such as the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of April 16, 2014, the Common Stock (whether Class A or Class B) of the Company owned beneficially by (i) each Director of the Company, (ii) each executive officer of the Company, (iii) all directors or nominees for director and executive officers as a group, and (iv) each person known by the Company to be the “beneficial owner” of more than five percent (5%) of the outstanding shares of such Common Stock.  “Beneficial ownership” is a technical term broadly defined by the SEC (under applicable rules and regulations) to mean more than ownership in the usual sense.  For example, you “beneficially” own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position such as a trustee, or a contract or understanding) have or share the power to vote or sell the stock or have the right to acquire it within 60 days.  Except as disclosed in the footnotes below, each person indicated in the table below has sole voting and investment power over his or her indicated shares.  As of April 16, 2014, there were 65,195,909 shares of Class A Common Stock issued and outstanding held by approximately 600 holders of record, and there were 25,000 shares of Class B Common Stock issued and outstanding held by one holder of record.  In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding held by one holder of record.

Name (1)	Current Title	Shares Beneficially Owned	Percentage of Class Beneficially Owned	Title Of Class
		62,597,409 (2)	96.01%	Class A Common
M. Lee Pearce, M.D.		25,000 (3)	100%	Class B Common
		2,170 (4)	100%	Series B Preferred
Timothy C. Lincoln	Class B Director, Chairman of the Board, Acting Principal Executive Officer, President	1,053	*	Class A Common
Mary E. Thomas	Class A Director, Acting Principal Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Secretary	-0-	*	Class A Common
Jerome Fields, M.D.	Class A Director	100,000	*	Class A Common
Chris Minev	Class A Director	-0-	*	Class A Common
Jose B. Valle	Class A Director	1,200 (5)	*	Class A Common
All Directors and Executive Officers as a Group (5 Persons)		102,253	*	Class A Common

* Less than 1%.

(1)
The address for all persons listed above other than Dr. Pearce is c/o Le@P Technology, Inc., 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.  The address for Dr. Pearce is 1360 S. Ocean Blvd., #2805, Pompano Beach, Florida  33062.

(2)	The shares of Class A Common Stock beneficially owned by the Majority Stockholder include: (i) 59,897,409 shares owned by the M. Lee Pearce Living Trust (the “Majority Stockholder Trust”), of which the Majority Stockholder is the 100% beneficial owner, (ii) 2,000,000 shares owned by PearTan, LLC, of which the Majority Stockholder is the sole member, and (iii) 700,000 shares owned by Broward Trading Corporation, of which the Majority Stockholder is the sole stockholder.

(3)	These shares of Class B Common Stock are owned by Lauderdale Holdings, Inc. (“LHI”), a Florida corporation, of which the Majority Stockholder is the sole shareholder.

(4)	These shares of Series B Preferred Stock do not have voting rights, and thus will not be eligible to vote at any meeting of stockholders (including the Annual Meeting), and are held by the Majority Stockholder Trust.

(5)	These shares are held as follows: (i) 1,000 shares are owned by Jose B. Valle & Blanca M. Valle, as joint tenants, and (ii) 200 shares are held by Jose B. Valle as custodian for Jose A. Valle under the Uniform Transfer to Minors Act (custodial account).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has nominated the persons indicated below for election to the Board of Directors.  Each nominee is presently a member of the Board of Directors.  Holders of Class A Common Stock and Class B Common Stock may withhold authority to vote for the nominees for Class A Directors and Class B Directors, respectively.  Although management has no reason to believe that any of the nominees will be unable or unwilling to serve, if a nominee withdraws or otherwise becomes unavailable to serve as a Director before the Annual Meeting, the designated “proxy” (i.e., the individual(s) identified as such on your proxy card) will vote for of any substitute nominee designated by the Board of Directors.  Certain information concerning the nominees is provided below.

Nominees for Class A Directors

Name	Age	Position	Since
Mary E. Thomas	55	Class A Director,	June 2003
		Acting Principal Financial Officer	October 2000(1)
		Chief Accounting Officer; Vice President; Treasurer; and Secretary	April 2012
Jerome Fields, M.D.	85	Class A Director	May 2006
Chris Minev	33	Class A Director	April 2012
Jose B. Valle	66	Class A Director	April 2012

Nominee for Class B Director

Name	Age	Position	Since
Timothy C. Lincoln	56	Class B Director,	July 2000
		Acting Principal Executive Officer	September 2002-October 2006
and
May, 2009 to present
		Chairman of the Board; President	April 2012

(1) Prior to her election to the Board of Directors in June 2003, Ms. Thomas was not considered an executive officer of the Company.

Mary E. Thomas has served as a Class A Director of the Company since June 2003, and is also currently the Company’s: (i) Acting Principal Financial Officer, a position she has held since October 2000, and (ii) Chief Accounting Officer, Vice President, Treasurer, and Secretary, positions she has held since April 9, 2012 (when the Board appointed her to those specific additional offices and positions).  Ms. Thomas has over twenty-five years of experience in the healthcare and management financial accounting industry.  Ms. Thomas also serves as an officer of a number of entities which are directly or indirectly beneficially owned or controlled by the Majority Stockholder.  From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Company and was a member of the accounting department.  From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I, a Delaware corporation, of which Dr. Pearce was formerly the President and is the controlling indirect beneficial owner.  Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University.

Jerome Fields, M.D. has served as a Class A Director of the Company since May 2006.  Dr. Fields has over forty-five years of experience in the health care industry.  Dr. Fields practiced family medicine from 1958 to 2002, and previously served as Chief of Staff and Chief of the Division of Family Practice at Hialeah Hospital in Hialeah, Florida.  From 1992 to 2002, Dr. Fields served as an instructor of medicine at Palmetto Hospital for Nova Southeastern Medical School.  Dr. Fields also served as an independent director of South Florida Savings and Loan Bank for five years.  Prior to his retirement in 2002, Dr. Fields was an active and certified member of the American Board of Family Practice, the Florida Medical Association, the American Medical Association, the Dade County Medical Association and the American Academy of Family Practice.  Dr. Fields received a bachelor’s degree in biology from Villanova University and a doctorate in medicine from Hahnemann Medical College, and served as an officer and physician in active duty with the U.S. Navy from 1956 to 1958.

Chris Minev has served as a Class A Director of the Company since April 2012.  Mr. Minev works as President of the Mariinsky Foundation of America (formerly the White Nights Foundation of America), a position which he has held since 2011, and for the United States Coast Guard as Director of Music, Capodanno Memorial Chapel at Fort Wadsworth, Sector New York.  From 2009 to 2011, Mr. Minev worked as the Assistant Artist Manager with Columbia Artists Management in New York, New York.   Mr. Minev graduated from Harvard Business School with a Masters Degree in Business Administration in June 2009.  Dr. Pearce is a significant donor to the Mariinsky Foundation of America, and has a long-standing relationship with Mr. Minev related to the Mariinsky Foundation of America and other philanthropic and performing arts endeavors.  The Majority Stockholder introduced Mr. Minev to the Board for consideration as a Director candidate during the first quarter of 2012.

Jose B. Valle has served as a Class A Director of the Company since April 2012, and serves as Chair (and sole member) of the Audit Committee (as defined below).  Mr. Valle formerly served as a senior executive in the banking industry since 1972.  From October 1996 to January 1997 and from June 2002 to January 2006, Mr. Valle served as President of the Dade County, Florida operations of BankAtlantic.  From January 1997 to June 2000 he was a Senior Vice President of Bank of America, Florida.  From April 1991 to October 1996, Mr. Valle served first as CFO and later as CEO of Bank of North America in Miami, Florida.  Until its sale in October 1996 to BankAtlantic, Bank of North America was formerly controlled by the Majority Stockholder.  From January 2006 to May 2009, Mr. Valle served as the President of Firstbank Florida in Miami, Florida.  Mr. Valle currently works as a consultant for Trizel Asset Services, LLC and has held that position since July 2009.  Mr. Valle serves as Treasurer of the Dr. M. Lee Pearce Foundation (a charitable foundation founded by the Majority Stockholder), but receives no compensation for serving in such position.   Mr. Valle received a Bachelor’s Degree in Accounting from the University of Florida  and is a Certified Public Accountant.   Mr. Valle served as a member of the Board of Directors of the Company from July 2000 to June 2003, during which time he served on the Board’s Audit Committee.  The Majority Stockholder, who has a long-standing relationship with Mr. Valle related to Bank of North America, the Dr. M. Lee Pearce Foundation and other philanthropic endeavors, introduced Mr. Valle to the Board for consideration as a Director candidate during the first quarter of 2012.

Timothy C. Lincoln has served as a Class B Director of the Company since July 2000 and is also currently the Company’s (i) Acting Principal Executive Officer, a position he has held since May 2009, and (ii) Chairman of the Board and President, positions he has held since April 9, 2012 (when the Board appointed him to those specific additional offices and positions).  He also held the position of Acting Principal Executive Officer of the Company from September 2002 until October 2006.   He has also maintained a private law practice since October 1998.  From August 1995 to December 2008, Mr. Lincoln served in various legal and management roles for Marquette Realty, Inc.  Marquette Realty, Inc. managed a number of entities of which the Majority Stockholder is the beneficial owner.  In addition, Mr. Lincoln is the President and Treasurer of Lauderdale Holdings, Inc. (the entity which holds the Class B Common Stock of the Company and of which the Majority Stockholder is the sole shareholder) and is the President and Secretary of Broward Trading Corporation (the entity which is the owner of 700,000 shares of Class A Common Stock of the Company and of which the Majority Stockholder is the sole shareholder).  Mr. Lincoln also serves as a director of a number of entities which are directly or indirectly beneficially owned or controlled by the Majority Stockholder.  From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by the Majority Stockholder.  Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico, and received a J.D. degree and an L.L.M. degree (in estate planning) from the University of Miami School of Law.  Mr. Lincoln is a member of the Florida Bar.

As further described above, at the Annual Meeting, Class A Directors will be elected by holders of the Class A Common Stock and the Class B Director will be elected by holders of the Class B Common Stock.  Each Director elected at the Annual Meeting will hold office as a member of the Board of Directors until the next succeeding annual meeting or until his or her successor is elected and qualified (or until such Director’s earlier death, resignation or removal).  The Company’s by-laws permit the Board of Directors (without the vote or approval of the Company’s stockholders) to increase the size of the Board and to fill any vacancy on the Board (whether such vacancy results from an increase in the size of the Board, from the resignation, removal or death of a Director, or otherwise).  A Director so appointed by the Board to fill a vacancy may serve until the next annual meeting of stockholders.  The officers of the Company are appointed by and serve at the discretion of the Company’s Board of Directors.

Although the Board presently has no plans to do so, following the Annual Meeting, and prior to the 2015 Annual Meeting of Stockholders, the Board may in its discretion increase the size of the Board and fill any resulting vacancy with new Directors in accordance with the Company’s certificate of incorporation, by-laws and applicable Delaware law.

Family Relationships

There are no family relationships between any of the Company’s executive officers and directors.

Certain Legal Proceedings

No director, officer or other 5% or greater stockholder of the Company, or affiliate or associate of any of the foregoing parties, is a party to any legal proceeding in which such person is adverse to the Company or has a material interest adverse to the Company.

Vote Required and Recommendation of the Board of Directors

The persons nominated as the Class A Directors will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock.  Similarly, the person nominated as the Class B Director will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class B Common Stock. (See “QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING - What Vote of Stockholders Is Required to Approve the Proposals?” above.)   The Majority Stockholder, who as noted above beneficially and indirectly owns or has the power to direct the vote of 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common Stock, has declared that he intends to vote all shares beneficially owned by him or by entities he controls in favor of Proposal No. 1.  Assuming the foregoing, approval of Proposal No. 1 is assured.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FOUR (4) CLASS A DIRECTOR NOMINEES AND THE ONE (1) CLASS B DIRECTOR NOMINEE (AS APPLICABLE TO YOUR VOTING RIGHTS), TO SERVE AS DIRECTORS AND BOARD MEMBERS OF THE COMPANY UNTIL THE 2015 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held six meetings during the year ended December 31, 2013.  The Company has a separately-designated, standing audit committee (the “Audit Committee”), but has no standing nominating committee or compensation committee.

All five of the Directors attended 100% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 2013.  The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting of stockholders.  Last year, all five of the Company’s directors attended the Company’s 2013 annual meeting of stockholders.

Audit Committee

The Company’s Audit Committee has one member, Jose B. Valle.  During the 2013 fiscal year, the Audit Committee met with the management and independent auditors of the Company.  The Audit Committee reviews the scope of the Company’s independent auditor’s engagement, including the remuneration to be paid, and reviews the independence of the auditors.  The Audit Committee, with the assistance of the Company’s chief accounting officer, reviews the Company’s annual consolidated financial statements and the independent auditor’s report, including any significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; any litigation to which the Company is a party; and use by the Company’s executive officers of expense accounts (or expense reimbursements) and other non-monetary perquisites, if any.   The Audit Committee may direct the Company’s legal counsel, independent auditors and internal staff to inquire into and report to it on any matter having to do with the Company’s accounting or financial procedures, controls or reporting.

The Board of Directors adopted a written charter for the Audit Committee at the Board’s October 15, 2012 meeting.  The Board of Directors has determined that Mr. Valle is considered an “audit committee financial expert” within the meaning of that term as defined in Item 407(d)(5)(ii) of Regulation S-K, as promulgated pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, as amended.

Nominating Committee; Director Nominations

The Board of Directors does not have a separate nominating committee or a charter for a nominating committee.  Rather, the entire Board of Directors acts as the nominating committee.  The Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee.

In considering and recommending candidates for membership on the Company’s Board in the future, the Board intends to take into consideration such factors as it deems appropriate based on the Company’s then-current needs, objectives, resources and plans.  These factors may include skills, decision-making ability, ability to assist in fulfilling plans and goals, experience in serving as a board member, experience with businesses and other organizations of comparable size or focus, contacts, community activities and relationships, diversity, and the interrelationship between the candidate’s experience and business background and other Board members’ experience and business backgrounds, whether such candidate would be considered “independent” under the definition of independence provided under applicable NASDAQ Stock Market (“NASDAQ”) listing and corporate governance rules, and the candidate’s ability to devote the required time and effort to serve on the Board.

The Board will consider for nomination director candidates recommended by stockholders if the stockholders comply with the Company’s by-laws relating to nomination of director candidates by stockholders.  The by-law procedures are described in the paragraph entitled “OTHER MATTERS – Stockholder Proposals”, below.

Compensation Committee

The Board of Directors does not have a separate compensation committee, or any other committee performing similar functions.  Rather, the entire Board of Directors acts as a compensation committee.  The Board of Directors does not believe the Company would derive any significant benefit from a separate compensation committee.

The Board of Directors, in the foregoing capacity, has determined to compensate non-employee directors as provided in the paragraph entitled “Compensation of Directors” below, and to compensate executive officers as provided in the paragraph entitled “EXECUTIVE COMPENSATION” below.

Compensation Committee Interlocks and Insider Participation

The Company has only one part-time employee, Mary E. Thomas.  Ms. Thomas, although a member of the Board, in connection with the Board acting as a compensation committee, did not participate in Board deliberations concerning compensation of executive officers.

Compensation Committee Report

As a “smaller reporting company,” as defined by SEC regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is not required to review or discuss the Compensation Discussion and Analysis otherwise required by Item 402(b) of Regulation S-K.

BOARD OF DIRECTORS

Timothy C. Lincoln  (Chairman)
Jerome Fields, M.D.
Mary E. Thomas
Chris Minev
Jose B. Valle

Director Independence

As a “smaller reporting company,” as defined by SEC regulations promulgated under the Exchange Act, the Company is not required to satisfy the disclosure requirements relating to director independence pursuant to NASDAQ’s listing standards (which requirements apply to compensation committee members of public reporting companies whose shares are listed for trading or quoted on NASDAQ).  In addition, while NASDAQ listing standards include a definition and standard for “independence” with respect to directors, the Company’s shares are not listed for trading or quoted on NASDAQ (or, for that matter, on any other securities exchange or quotation system).  That being said, certain members of the Board of Directors are not “independent” under the definition of independence pursuant to NASDAQ listing standards or otherwise.  Various interests and relationships of certain Directors (including with the Majority Stockholder and entities owned or controlled, directly or indirectly, by him) are noted elsewhere herein, including under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below.  In view of and subject to the foregoing, the Board of Directors, having reviewed the matter, considers (i) Mr. Valle and Dr. Fields to be “independent” under the definition of independence pursuant to NASDAQ’s listing standards, and (ii) Mr. Valle, the Chair and sole member of the Audit Committee, as “independent” under the definition of independence for audit committee members pursuant to NASDAQ’s listing standards.  Further, insofar as the entire Board of Directors acts as the Company’s nominating committee and compensation committee, the Board does not consider Mr. Lincoln, Ms. Thomas or Mr. Minev as “independent” under the definition of independence pursuant to NASDAQ’s listing standards.

Board Leadership Structure and Role in Risk Oversight

Mr. Lincoln serves as the Chairman of the Board, Acting Principal Executive Officer and President (he is a Class B Director).   Ms.
Thomas serves as the Acting Principal Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Secretary, and as a member of the Board (a Class A Director).  Mr. Valle serves as Chair of the Audit Committee, and Messrs. Minev, Valle and Fields also serve as members of the Board (Class A Directors).  Prior to Mr. Lincoln’s appointment as Chairman of the Board, the Company did not have a Chairman of the Board, and during that time Mr. Lincoln and/or Ms. Thomas performed those functions typically performed by a Chairman (including scheduling, calling and leading meetings of the Board or coordinating actions of the Board by written consent).

Senior management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors has responsibility for the oversight of risk management.  The entire Board reviews information regarding the Company’s liquidity, credit, operations and regulatory compliance, as well as the risks associated with these matters. The Audit Committee oversees risk management in the areas of financial reporting, audit, internal controls and compliance with legal and regulatory requirements.  The Chair and sole member of the Audit Committee meets separately with the independent auditors at least once a year.  The Company does not have a lead independent or “outside” director (but currently has three Directors who are not officers).  The entire Board, acting as a compensation committee and as a nominating committee, evaluates the risks and rewards associated with the Company’s compensation philosophy and programs.  The Company believes that, given the state of the Company’s business and financial condition, its division of risk management responsibility as noted above is an effective approach for addressing the risks facing the Company and that its Board leadership structure supports this approach.

Compensation of Directors

Non-employee Directors are compensated at the rate of $500 for each regular meeting and $250 for each special meeting they attend (in person or by phone) and are also reimbursed for out-of-pocket expenses associated with attendance (if requested).

Director Compensation
Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jerome Fields, M.D.	$3,000	(1)	-0-	-0-	-0-	-0-	-0-	$3,000
Timothy C. Lincoln	-0-	(2)	-0-	-0-	-0-	-0-	-0-	-0-
Chris Minev	$3,000	(1)	-0-	-0-	-0-	-0-	-0-	$3,000
Jose B. Valle	$3,000	(1)	-0-	-0-	-0-	-0-	-0-	$3,000

(1)	A director fee of $500 was paid to each of Dr. Fields, Mr. Valle, and Mr. Minev for attendance at each of the six Board meetings held during 2013.

(2)	Mr. Lincoln waived the director fees that were due him in conjunction with Board meetings he attended in 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, based solely on its review of the copies of such reports (if any) furnished to the Company or written representations that no other reports were required, the Company believes that during the year ended December 31, 2013, its officers, directors and greater than ten percent (10%) beneficial owners complied with all Exchange Act Section 16(a) filing requirements.

Stockholder Communications with the Board of Directors

Any stockholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Le@P Technology, Inc., 5601 N. Dixie Highway, Fort Lauderdale, Florida 33334.  Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication.  The Corporate Secretary will send all appropriate stockholder communications to the intended recipient.  An “appropriate stockholder communication” is a communication from a person claiming to be a stockholder in the communication, the subject of which relates solely to the sender’s interest as a stockholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Board or, if there is then no designated Chairman of the Board, to all Directors.  In the case of communications addressed to any particular Director(s), the Corporate Secretary will send appropriate stockholder communications to such Director(s).  In the case of communications addressed to a committee of the Board, the Corporate Secretary will send appropriate stockholder communications to the Chairman of such committee.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee is made pursuant to the rules of the SEC.  This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

1.            The Audit Committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2013 with management of the Company.

2.            The Audit Committee has discussed with Cherry Bekaert LLP, the Company’s independent auditors, the matters required to be discussed by Statements on Auditing Standards No. 114 (Communication with Audit Committees).

3.            The Audit Committee has received the written disclosures and the letter from Cherry Bekaert LLP required by the Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and has discussed with Cherry Bekaert LLP their independence.

4.            Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

AUDIT COMMITTEE

Jose B. Valle

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each executive officer of the Company as of April 16, 2014.  Certain biographical information concerning Mr. Lincoln and Ms. Thomas is presented under the heading “Election of Directors” above.

Name	Age	Position	Since
Timothy C. Lincoln	56	Acting Principal Executive Officer	September 2002-October
2006; and
May 2009 to present

		Class B Director	July 2000

		Chairman of the Board; President	April 2012

Mary E. Thomas	55	Acting Principal Financial Officer	October 2000 (1)

		Class A Director	June 2003

		Chief Accounting Officer; Vice President; Treasurer; and Secretary	April 2012

 (1)  Prior to her election to the Board in June 2003, Ms. Thomas was not considered an executive officer of the Company.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth compensation paid by the Company to Timothy C. Lincoln, who, as of the fiscal years ended December 31, 2013 and 2012, was the Company’s Chairman of the Board, Acting Principal Executive Officer and President; and Mary E. Thomas, who, as of the fiscal years ended December 31, 2013 and 2012, was the Company’s Acting Principal Financial Officer, Chief Accounting Officer, Vice President, Treasurer and Secretary.  Mr. Lincoln and Ms. Thomas are collectively referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option awards ($) (1)(2)	Total
Timothy C. Lincoln	2013	-0-	-0-	-0-	-0-
Acting Principal Executive Officer
	2012	-0-	-0-	-0-	-0-

Mary E. Thomas	2013	$8,314	-0-	-0-	$8,314
Acting Principal Financial Officer
	2012	$17,999	-0-	-0-	$17,999

(1)	Except for stock options issued pursuant to the Plans (as that term is defined under “Equity Compensation Plans” below), the Company has not provided benefits under any other long-term compensation plans, stock appreciation rights, defined benefit or actuarial plan. The Company does not have any employment contract or termination of employment or change in control agreement with any Named Executive Officer.

(2)	The amounts in this column (if any) do not reflect compensation actually received by the Named Executive Officer nor do they reflect the actual value that will be recognized by the Named Executive Officer.

Option Grants in 2013

The Company granted no stock options during the year ended December 31, 2013, and as of December 31, 2013 the Company had no stock options outstanding or exercisable.

Fiscal Year End Option Values

There were no stock options exercised by any Named Executive Officer during 2013.  As of December 31, 2013, there were no stock options outstanding or exercisable.

Employment Contracts

The Company has no employment contracts.

Equity Compensation Plans

The following table sets forth summary information regarding equity compensation plans previously approved and not previously approved by the Company’s stockholders as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	-0-	-0-	6,500,000
Equity compensation plans not approved by security holders	-0-	-0-	-0-
TOTAL	-0-	-0-	6,500,000

The equity compensation plans approved by the Company’s stockholders are its four stock option plans designated as follows:  Le@P Technology, Inc. 2006 Long Term Incentive Plan (“2006 Plan”); (ii) 1999 Le@P Technology, Inc. Long Term Incentive Plan (“1999 Plan”); (iii) Le@P Technology, Inc. 1998 Incentive Option Plan (“1998 Plan”); and (iv) Le@P Technology, Inc. Long Term Incentive Plan (“1996 Plan”, and collectively with the 2006 Plan, the 1999 Plan and the 1998 Plan, the “Plans”).  The stock options under the 1996 Plan expired in August 2006, the stock options under the 1998 Plan expired in March 2008, and the stock options under the 1999 Plan expired in June 2009.  The 2006 Plan has options to purchase 6,500,000 shares available for grant.  All of the Plans were approved by the Company’s stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

The following describes certain relationships and transactions between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest.  Except as otherwise specifically set forth herein, for purposes of this section, the term “Company” also includes each of the Company’s subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its Directors and executive officers and each of their respective affiliates may involve conflicts of interest.  The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated third parties.

Relationships and Transactions with M. Lee Pearce, M.D.

Generally

Dr. Pearce, the Company’s former Chairman of the Board and its indirect controlling stockholder (as further described under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” above), directly or indirectly  owns or controls a number of entities with which the Company, and its wholly-owned subsidiaries and certain Board members, does or has done business or otherwise has a relationship.

Real Estate Transaction

Parkson Property LLC (“Parkson”), a wholly-owned subsidiary of the Company, owns real property in Broward County, Florida (the “Real Property”).  Parkson purchased the Real Property on September 28, 2001 from Bay Colony Associates, Ltd., an entity wholly-owned by the Majority Stockholder, in exchange for a two-month note in the amount of $37,500 and a five-year note (the “Long Term Note”) and related mortgage in the amount of $712,500.  The purchase price was based upon an independent third-party appraisal.  The Long-Term Note was replaced several times, most recently on December 27, 2012 with a Renewal Promissory Note (Parkson Property) in the principal amount of $821,184.39 (the “December 2012 Parkson Replacement Note”).  The December 2012 Parkson Replacement Note bears interest at the rate of 3.75% per annum, with both principal and all accrued interest due in one lump sum on March 31, 2015.  The indebtedness evidenced by the December 2012 Parkson Replacement Note substantially exceeds the value of the Real Property (and, for that matter, the book value of the assets of the Company).

Loans and Funding of Working Capital

As previously reported on the Company’s Current Report on Form 8-K dated December 27, 2012 (the “December 2012 8-K”), the Majority Stockholder Trust (of which the Majority Stockholder is the 100% beneficial owner) provided the Company with a $1,200,000 loan in December 2012 (the “December 2012 Loan”).  The Company has received no additional loans, advances or funding from the Majority Stockholder Trust (or any other party) since December of 2012.

In addition to the December 2012 Loan, the Majority Stockholder Trust previously made other working capital loans to the Company, which were, prior to their combination and extension (as described below), evidenced by two promissory notes made by the Company in favor of the Majority Stockholder Trust and dated February 7, 2012 (in the original principal amount of $777,062) and April 9, 2012 (in the original principal amount of $500,000) (collectively referred to as the “Working Capital Notes”).  The maturity date of these Working Capital Notes was, prior to their agreed extension (as described below), June 30, 2013.

As previously reported on the December 2012 8-K, on December 27, 2012, the Majority Stockholder Trust, as holder of and payee under the Working Capital Notes (as defined in the December 2012 8-K), agreed: (i) to extend the maturity date of the total outstanding indebtedness under the Working Capital Notes from June 30, 2013 to March 31, 2015 (the “Extended Maturity Date”), and (ii) to combine the total outstanding indebtedness evidenced by and under the December 2012 Loan and the Working Capital Notes (including their outstanding principal amounts and accrued interest through December 27, 2012) into a single note, thereby replacing these notes with a Renewal Promissory Note (Working Capital) dated December 27, 2012 in the principal amount of $2,516,467 (the “December 2012 Le@P Combined Renewal Note”).  The principal and all accrued interest - at the agreed rate of 3.75% per annum - under the December 2012 Le@P Combined Renewal Note are due in one lump sum on the Extended Maturity Date of March 31, 2015.  Other than the new (combined) principal amount, which includes the principal amount of the December 2012 Loan, and the extension of the maturity date, in each case as noted above, the terms of the Working Capital Notes were not changed and these notes (and the obligations thereunder) are incorporated in and were replaced and evidenced by the December 2012 Le@P Combined Renewal Note.

During the Company’s recent history, the Company has relied entirely upon the Majority Stockholder Trust to fund working capital and expenses (and to extend maturities on indebtedness owing to the Majority Stockholder Trust and other affiliates of the Majority Stockholder), acting in its discretion.  Notwithstanding this, neither the Majority Stockholder, nor the Majority Stockholder Trust nor any other party has any commitment or obligation to provide additional funding or financing (or to extend the maturity dates on existing indebtedness), including in connection with preparing, negotiating, reaching a definitive agreement with respect to or consummating any prospective investment, joint venture or acquisition opportunity or completing the commercial development of the Real Property (as those activities and matters are discussed in the Company’s Annual Report).   There can be no assurance that the Majority Stockholder Trust (or any other affiliate of the Majority Stockholder or any other party) will provide funding or financing to the Company, or that the Majority Stockholder Trust (or any other affiliate of the Majority Stockholder) will agree to extend the maturity dates on any existing indebtedness.  The Majority Stockholder may in his discretion introduce or refer investment, joint venture and/or acquisition opportunities to the Company’s Board or management.  In addition, if the Majority Stockholder Trust (or any affiliate of the Majority Stockholder), in its discretion, were to provide or facilitate any such funding or financing, there can be no assurance that the Majority Stockholder Trust would continue to do so (or extend maturity dates on existing indebtedness) in the future, or regarding the amount, terms, restrictions or conditions of any such funding or financing.

Other Interests and Relationships

The Majority Stockholder Trust is the sole owner of the outstanding shares of the Company’s Series B Preferred Stock; as of April 16, 2014, dividends of $3,158,750 were accumulated and unpaid on the Company’s Series B Preferred Stock.

The Company leases corporate office space located in Ft. Lauderdale, Florida from an unrelated third party.  The Company subleases a portion of its office space on a month-to-month basis to an entity which is beneficially owned and controlled by the Majority Stockholder Trust.

Ms. Thomas, who serves as the Company’s Acting Principal Financial Officer, Chief Accounting Officer, Vice President, Treasurer and Secretary (and a Class A Director) also serves as an officer of a number of entities which are directly or indirectly beneficially owned or controlled by the Majority Stockholder.  During 2013, General Health Corp. I, a Delaware corporation, of which Dr. Pearce was formerly the President and is the controlling indirect beneficial owner, paid the Company approximately $103,425 in professional fees for services provided by Ms. Thomas to such entity.

Mr. Lincoln, who serves as the Company’s Chairman of the Board, Acting Principal Executive Officer and President (and a Class B Director), served in various legal and management roles for Marquette Realty, Inc. from August 1995 to December 2008.   Marquette Realty, Inc. managed a number of entities of which the Majority Stockholder is the direct or indirect beneficial owner.  In addition, Mr. Lincoln is the President and Treasurer of Lauderdale Holdings, Inc. (the entity which holds the Class B Common Stock of the Company and of which the Majority Stockholder is the sole shareholder) and is the President and Secretary of Broward Trading Corporation (the entity which is the owner of 700,000 shares of Class A Common Stock of the Company and of which the Majority Stockholder is the sole stockholder).  Mr. Lincoln also serves as a director of a number of entities which are directly or indirectly beneficially owned or controlled by the Majority Stockholder.  From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by the Majority Stockholder.

Mr. Minev, one of the Company’s Class A Directors, works as the President of the Mariinsky Foundation of America (formerly the White Nights Foundation of America).  Dr. Pearce is a significant donor to the Mariinsky Foundation of America, and has a long-standing relationship with Mr. Minev related to the Mariinsky Foundation of America, and other philanthropic and performing arts endeavors.  The Majority Stockholder introduced Mr. Minev to the Board of Directors for consideration as a Director candidate during the first quarter of 2012.

From April 1991 to October 1996, Mr. Valle, one of the Company’s Class A Directors and the Chair and sole member of the Audit Committee, served first as CFO and later as CEO of Bank of North America in Miami, Florida.  Until its sale in October 1996, Bank of North America was formerly controlled by the Majority Stockholder.  Mr. Valle serves as Treasurer of the Dr. M. Lee Pearce Foundation (a charitable foundation founded by the Majority Stockholder), but receives no compensation for serving in that position).  The Majority Stockholder, who has a long-standing relationship with Mr. Valle related to Bank of North America, the Dr. M. Lee Pearce Foundation and other philanthropic endeavors, introduced Mr. Valle to the Board for consideration as a Director candidate during the first quarter of 2012.

Of the Company’s outstanding Class A Common Stock, 96.01% is beneficially owned by the Majority Stockholder, including:  (i) 59,897,409 shares owned by the Majority Stockholder Trust, (ii) 2,000,000 shares owned by PearTan, LLC, of which the Majority Stockholder is the sole member, and (iii) 700,000 shares owned by Broward Trading Corporation, of which the Majority Stockholder is the sole stockholder.  The Majority Stockholder’s beneficial ownership percentage does not take into account the exercise of options, if any, held by third parties, including options held by officers and directors.  Of the Company’s Class B Common Stock, 100% is owned by Lauderdale Holdings, Inc., a Florida corporation, of which the Majority Stockholder is the sole stockholder.  Of the Company’s Series B Preferred Stock, 100% is owned by the Majority Stockholder Trust.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT  LLP
AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2014

The Board of Directors has selected Cherry Bekaert LLP (“Cherry”) to serve as the Company’s independent auditors to audit the Company’s financial statements for the year ending December 31, 2014.  Cherry served as the Company’s independent auditors with respect to the audit of the Company’s 2013 consolidated financial statements.  In the event the appointment of Cherry as independent auditors with respect to the fiscal year ending December 31, 2014 is ratified, it is expected that Cherry will audit the financial statements of the Company and the Company’s subsidiaries at the close of their current fiscal years.  The Company’s audit reports with respect to its consolidated financial statements as of and for the year ended December 31, 2013 did not contain an adverse opinion or disclaimer, and were not modified.

Representatives of Cherry have been invited to, but are currently not expected to be present at, the Annual Meeting; however, they are expected to be available by telephone conference call during the Annual Meeting to respond to appropriate questions.  If representatives of Cherry are present in person at the Annual Meeting or if they participate in a telephone conference call during the Annual Meeting to respond to appropriate questions, they will have an opportunity to make a statement if they desire to do so.

Vote Required and Board Recommendations

The proposal to ratify the appointment of Cherry as the Company’s independent auditors for the 2014 fiscal year will be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class.  (See “QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING - What Vote of Stockholders Is Required to Approve the Proposals?” above.)   The Majority Stockholder, who beneficially and indirectly owns or has the power to direct the vote of 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common Stock, has declared that he intends to vote all shares beneficially owned by him or by entities he controls in favor of Proposal No. 2.  Assuming the foregoing, approval of the foregoing Proposal No. 2 is assured.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2014 FISCAL YEAR.

AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees billed for professional services rendered by Cherry Bekaert LLP (“Cherry”) in connection with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and December 31, 2012 were approximately $32,000 each year.  The aggregate fees billed by Cherry regarding its review of the unaudited financial statements included in the Company’s Forms 10-Q quarterly reports during the fiscal years ended December 31, 2013 and December 31, 2012 were $22,500 each year, and the fees billed by Cherry regarding its review of the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders were $2,000 for the fiscal year ended December 31, 2013.

Audit-Related Fees

The aggregate fees billed for audit-related services rendered by the Berkowitz Pollack Brant CPA firm (“BPB”) to the Company, during the fiscal years ended December 31, 2013 and December 31, 2012, were $1,386 and $5,474, respectively.

Tax-Related Fees

The aggregate fees billed for tax-related services provided by BPB in connection with tax compliance, tax advice and tax planning services for the fiscal years ended December 31, 2013 and December 31, 2012, were $7,540 and $6,722, respectively.  BPB assisted the Company in preparing its income tax returns with respect to the fiscal years ended December 31, 2013 and December 31, 2012.  Cherry provided no tax-related services during the fiscal years ended December 31, 2013 and December 31, 2012.
All Other Fees

The Company paid additional fees to BPB for general business consulting services for the fiscal years ended December 31, 2013 and December 31, 2012, totaling $675 and $42,013, respectively.

Pre-approval of Services by External Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s external auditor.  The Audit Committee will consider and, if appropriate, approve annually the provision of audit services by its external auditor and consider and, if appropriate, pre-approve, the provision of certain defined audit and non-audit services.  The Audit Committee will also consider on a case by case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  Of the Audit-Related Fees, Tax-Related Fees and All Other Fees described above, the Audit Committee pre-approved the fees billed and paid.

OTHER BUSINESS

The Company is aware of no other business which is planned to be brought before the Annual Meeting.  If, however, any other business should properly be brought before the Annual Meeting, those persons named in the accompanying proxy card as “proxies” will vote the proxies as they in their discretion may deem appropriate, unless you direct them to do otherwise in writing on your proxy card.

OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting such proposals to the Company in a timely manner.  In order to be so included for the 2015 annual meeting of stockholders, stockholder proposals must be received by the Company no later than January 28, 2015 and must otherwise comply with the requirements of Rule 14a-8 or other applicable rules.

The Company’s by-laws establish advance notice procedures for holders of Class A Common Stock to make nominations of candidates for election as directors, or to bring other business before an annual meeting of stockholders, where such nomination or other business has not been proposed for inclusion in the Company’s proxy statement pursuant to Rule 14a-8.  These procedures provide that only persons who are nominated by or at the direction of our Board of Directors, by the holders of the Class B Common Stock in accordance with the nomination and election rights granted to such holders, or by a Class A stockholder who has given timely written notice to the Corporate Secretary before the meeting at which directors are to be elected, will be eligible for election as one of the Company’s Directors.  Further, these procedures provide that at an annual stockholders’ meeting, the only business that may be conducted is the business that has been specified in the notice of the meeting given by, or at the direction of, our Board or by a stockholder who has given timely written notice to our Corporate Secretary of such stockholder’s intention to bring that business before the meeting.

Under these procedures, as to the holders of our Class A Common Stock, notice of stockholder nominations to be made or business to be conducted at an annual meeting must be received by the Company not less than 60 days or more than 120 days before the date of the meeting, or, if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, the 10th day following the earlier of (1) the day notice was mailed or (2) the day public disclosure was made.

Under the Company’s by-laws, as to the holders of our Class A Common Stock, a stockholder’s notice nominating a person for election as a director must contain specific information about the proposed nominee and the nominating stockholder.  If the Board determines that a nomination was not made in the manner described in the by-laws, the nomination will be disregarded.  Similarly, as to the holders of our Class A Common Stock, a stockholder’s notice proposing the conduct of business must contain specific information about the business and about the proposing stockholder.  If the Board determines that business was not properly brought before the meeting in the manner described in the by-laws, the business will not be conducted.

By requiring advance notice of nominations by holders of our Class A Common Stock, the Company’s by-laws afford the Board with an opportunity to consider the qualifications of the proposed nominee and, to the extent deemed necessary or desirable by the Board, to inform stockholders about these qualifications.  By requiring advance notice of other proposed business, the Company’s by-laws also provide an orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by the Board, provides the Board with an opportunity to inform stockholders, before meetings, of any business proposed to be conducted at the meetings, together with any recommendations or statements as to the Board’s position regarding action to be taken with respect to the business, so that stockholders can be better informed when deciding whether to attend a meeting or to grant a proxy regarding the disposition of any business.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company.  Solicitations will be made by mail or by facsimile, and regular employees of the Company may solicit proxies personally or by telephone.

OTHER INFORMATION

The Company’s Annual Report (on Form 10-K) for the fiscal year ended December 31, 2013 is available and accessible as described in this proxy statement.  Regarding obtaining physical copies of the Annual Report and this proxy statement, only one Annual Report and proxy statement may be delivered to multiple security holders sharing an address unless the Company receives contrary instructions from one or more of the security holders; any security holder at a shared address to which a single copy of the Annual Report and proxy statement was delivered may provide instructions, orally or in writing, to the Company to receive a separate copy (without charge) of the Annual Report and proxy statement by mailing a request.  The Company will also provide to any stockholder, upon written request and without charge, a copy (without exhibits) of all other information incorporated by reference in this proxy statement.  Requests should be addressed to Le@P Technology, Inc., Corporate Secretary, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334 (telephone 954-771-1772).

FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement, other than statements relating or referring to purely historical information, including estimates, projections, forecasts, statements relating to the plans, objectives and expected or anticipated business, operations, pursuits, liquidity, capital resources, financial condition or operating results of Le@P Technology, Inc. and its subsidiaries (the collectively, “Company”), and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally are identified by the words “believe”, “project”, “expect”, “anticipate”, “seek”, “estimate”, “budget”, “intend”, “strategy”, “plan”, “objective”, “goal”, “propose”, “pursuit”, “may”, “should”, “will”, “would”, “can”, “could”, “will continue,” “will likely result,” and similar words, statements and expressions.  Forward-looking statements are based on current beliefs, expectations and assumptions that are subject to risks and uncertainties that can be difficult to predict or ascertain which may cause the actual results to differ materially from these forward-looking statements.  In light of the significant uncertainties inherent in the forward-looking statements included herein particularly in view of the current state of the Company, the inclusion of such information should not be regarded as a statement by the Company or any other person that these forward-looking statements (or the Company’s goals, objectives, plans, pursuits, intentions or other forward-looking information derived therefrom) will be achieved.  The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

PLEASE MARK VOTES AS IN THIS EXAMPLE REVOCABLE PROXY LE@P TECHNOLOGY, INC. 1.  To elect five directors  2014 ANNUAL MEETING OF STOCKHOLDERS – MAY 23, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  The undersigned hereby appoints Timothy C. Lincoln and Mary E. Thomas and either of them acting alone or, in the event of their inability or unwillingness to serve, such other individuals as the board of directors of Le@P Technology, Inc. may designate, as proxyholders (or “proxies”), each with full power of substitution and resubstitution, and hereby authorizes any proxyholder (or proxy) to represent and vote, as designated below, all of the shares of Class A Common Stock and Class B Common Stock of the Company that the undersigned held on the Record Date at and for the 2014 Annual Meeting to be held on May 23, 2014, which includes any continuation of such meeting pursuant to any adjournment or postponement of it to another time or date. Terms beginning with initial capital letters that are used but not defined in this Proxy Card have the meanings given to them in the Proxy Statement for the 2014 Annual Meeting of Stockholders. a.  Election of Class A Directors (to be elected by holders of the Class A Common Stock only). Mary E. Thomas Jerome Fields, M.D. Jose B. Valle Chris Minev  b.  Election of Class B Director (to be elected by holders of the Class B Common Stock only). Timothy C. Lincoln  INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.    2.  To ratify the appointment of Cherry Bekaert LLP as the Company’s independent accountants for the year ending December 31, 2014   3. In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the 2014 Annual Meeting of Stockholders.    Please be sure to date and sign this proxy card in the box below.   date  The Board recommends a vote “FOR” Items 1 and 2 above. IF YOU DO NOT SPECIFY HOW YOU INTEND TO VOTE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. The proxies or substitutes may vote accordingly in their discretion upon any other business or matter that may properly come before the 2014 Annual Meeting or any adjournments or postponements of the 2014 Annual Meeting.

Stockholder sign above                                                    Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.
LE@P TECHNOLOGY, INC.
5601 North Dixie Highway, Suite 411
Fort Lauderdale, Florida 33334
Telephone No. (954) 771-1772

Important Notice Regarding Availability of Proxy Materials for the Annual Stockholders Meeting to be held on May 23, 2014: The Proxy Statement and the Annual Report to Stockholders (on Form 10-K) for the year ended December 31, 2013 are also available at http:www.cfpproxy.com/4293 or by calling 1-800-951-2405. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding registrants and public reporting companies, including the Company. You may obtain directions to be able to attend the annual meeting and vote in person by emailing the Company at Mthomasleap@aol.com.

The above-signed also hereby revokes previous proxies and acknowledges receipt of the Company’s Notice of 2014 Annual Meeting of Stockholders and related Proxy Statement.
Note: please sign this proxy as your name appears hereon, including the title “executor,” “trustee,” etc. if such is indicated. If a joint account, each joint owner should sign. If stock is held by a corporation or business entity, this proxy should be executed by a proper officer thereof.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

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